Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Blink Charging Co. (the “Company”) on Form 10-Q for the quarter ended June 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Battaglia, President and Chief Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report on Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained the Report fairly presents, in all material respects, the financial condition and results of the Company.

By:	/s/ Michael Battaglia
Michael Battaglia
President and Chief Executive Officer
(Principal Executive Officer)
August 18, 2025